UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2004

Natural Golf Corporation

(Exact name of registrant as specified in its charter)

Illinois	001-31919	36-3745860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 East Business Center Drive, Suite 400, Mount Prospect, Illinois	60056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 321-4000

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1 Year-end earnings release dated July 15, 2004.

Item 12. Results of Operations and Financial Condition.

On July 15, 2004, the Registrant issued its earnings release for the three months ended May 31, 2004. This earnings release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

This information is furnished pursuant to Item 12 and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GOLF CORPORATION

Date: July 15, 2004	By:	/s/ Richard A. Magid
Richard A. Magid
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings release dated July 15, 2004.